sb | financialgroup

2016 ANNUAL MEETING OF SHAREHOLDERS

"TAKING CHARGE OF CHANGE"

April 20, 2016

BUSINESS OVERVIEW

"TAKING CHARGE OF CHANGE"

SAFE HARBOR STATEMENT

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company's Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.



TAKING CHARGE OF CHANGE

- Improved performance to the 88th percentile
  - 4Q 2015 performance SBFG 15th in nation
- Rank 163 out of 200 Banks according to ABA
- Rank 13th in Ohio/Indiana/Michigan in SBA lending
- Assets grew to $733 Million
- Became 8th largest mortgage producer in the greater Columbus market
- Grew core earnings 27%

SB FINANCIAL GROUP

RETURN ON AVERAGE ASSETS (ROAA)



1.38
1.10
0.83
0.55
0.28
0.00
ROAA
2012
2013
2014
2015
SBFG
Peer Group 75th Percentile

* Peer group consists of SNL 2015 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.05 billion.

OUR VISION

Our Vision over the next three years is to become a high-performing (90th percentile) $1 Billion, independent financial services company set apart by our staff and their passion for service, our holistic approach to client care, and our commitment to the communities and investors we serve.



PASSION FOR SERVICE
COMMITMENT TO SERVE
HOLISTIC APPROACH


US Dollar

KEY INITIATIVES

Become a Top-Quartile, Independent Financial Services Company

- **Increase** profitability through ongoing diversification of revenue streams
- **Strengthen** penetration in all markets served
- **Expand** product service utilization by new and existing customers
- **Deliver** gains in operational excellence
- **Sustain** asset quality

TOP-QUARTILE
PERFORMANCE METRICS

	Peer Group Top Quartile* 2015	Peer Group Median* 2015	SBFG 2015	SBFG 2014	SBFG 2013
Return On Assets	0.96%	0.84%	1.06%	0.78%	0.81%
Net Interest Margin	4.05	3.68	3.78	3.73	3.57
Noninterest Income/Avg. Assets	1.03	0.72	2.18	1.78	2.19
Noninterest Expense/Avg. Assets	2.57	2.94	3.74	3.70	4.14
Net NIE/Avg. Assets (Low)	2.44	2.56	1.56	1.92	1.95
Efficiency Ratio (Low)	63.32	68.39	68.44	73.50	74.43
NPAs/Assets	1.07	1.41	1.15	0.92	1.14
Tangible Common Equity	11.24	9.77	7.09	6.75	6.33

* Peer group consists of SNL 2015 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.05 billion.

SB FINANCIAL GROUP

CORPORATE OVERVIEW

- NASDAQ: SBFG
- Defiance, Ohio - Headquarters Since 1902
- Services:
  - Retail/Private Client Group (PCG)
  - Commercial Lending/SBA
  - Mortgage Banking
  - Wealth Management/Brokerage
  - Item Processing/Statement Production
- Market Cap: $55 million *($11.14/share 12/31/2015)*



FULL SERVICE BANKING OFFICES
LOAN PRODUCTION OFFICES
MICHIGAN
MONROE
STEUBEN
WILLIAMS
FULTON
LUCAS
DEFIANCE
WOOD
ALLEN
PAULDING
SENECA
HANCOCK
ALLEN
INDIANA
OHIO
FRANKLIN

OUR ORGANIZATION & LEADERSHIP


SB FINANCIAL GROUP
STATE BANK
DCM

CORPORATE LEADERSHIP

- Mark Klein – Chairman, President and CEO
- Tony Cosentino – EVP and CFO
- Keeta Diller – SVP, Corporate Secretary *(Dir. of Operations – State Bank)*

REGIONAL/COMMERCIAL LEADERSHIP

- Jon Gathman, EVP and Senior Lender
- David Homoelle – Regional President, Columbus
- John Kendzel – Regional President, Toledo
- Michael Epps – SVP Regional Executive, Findlay/Lima
- Kent Maggard – SVP Regional Executive, Fort Wayne
- Tyson Moss – SVP – Regional Executive, Fulton/Williams
- Jeff Starner – SVP Regional Executive, Defiance/Paulding

SB FINANCIAL GROUP

STATE BANK BUSINESS LINE LEADERS

RETAIL BANKING

- Laura Kline—SVP Client Experience Officer
- Kristen Nusbaum—SVP Chief Deposit Officer

PRIVATE CLIENT GROUP

- Crystal Ellerbrock— VP - Dir. PCG-Findlay/Lima
- Mickey Cooper--VP-Toledo
- Sue West—VP-Columbus

MORTGAGE BANKING

- Pam Benedict – SVP RRE Manager – NW Ohio/NE Indiana
- Steve Watson – SVP RRE Manager – Columbus
- Tony Konecny – VP Findlay

WEALTH MANAGEMENT

- David Anderson – EVP Chief Wealth Management Officer
- David Bell – EVP Retirement Services Manager
- Craig Kuhlman – EVP Chief Trust Officer

SBA

- Brandon Gerken – VP

OUR ORGANIZATION & LEADERSHIP



SB FINANCIAL GROUP
STATE BANK
DCM

RDSI/DCM LEADERSHIP

- Mark Klein – President and CEO
- Gary Saxman, IT Technology Manager
- Yvonne Swayze, VP-Operations
- Bill Brandt, Sales

SB FINANCIAL GROUP

UNIQUE QUALITIES

LEVERAGE OUR BUSINESS-LINE EXPERTISE

- Retail/PCG
- Commercial/SBA
- Mortgage Banking
- Wealth Management
- Item Processing/Statement Production

OPTIMIZE OUR DELIVERY CHANNELS

- Regional Leadership

SCALE OUR BRAND

- Holistic Client Care

BALANCE OUR NET INCOME

- High Marginal Revenue Segments

2015 ASSETS UNDER MANAGEMENT $1.9 BILLION

COMPRISED OF:

- $733 MM Commercial Bank
- $773 MM Residential Sold Portfolio
- $353 MM Wealth Management

NET INCOME CONTRIBUTIONS


2015
NET INCOME
$6.7 MILLION
RESIDENTIAL REAL ESTATE $3.4MM / 51%
BANKING $2.7 MM / 41%
WM $0.6M/ 8%



KEY INITIATIVES

Become a Top-Quartile, Independent Financial Services Company

- **Increase** profitability through ongoing diversification of revenue streams
- **Strengthen** penetration in all markets served
- **Expand** product service utilization by new and existing customers
- **Deliver** gains in operational excellence
- **Sustain** asset quality

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS

- Non-Interest Income to Total Revenue at 40% (95th Percentile)
  - Peer Median 19%
  - Top Quartile 26%



2015 NON-INTEREST INCOME
$15.7 MILLION
46%
18%
17%
8%
5%
6%
Mortgage Banking
Service Fees
Wealth Management
Item Processing
SBA
Other

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS


REVENUE/NET INCOME
REVENUE (MIL)
NET INCOME (MIL)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
8
7
6
5
4
3
2
1
0
1.7
4.8
5.2
5.3
6.7
$34.6
$35.6
$34.9
$33.8
$39.1
2011
2012
2013
2014
2015
SBA
RDSI
Mortgage
Service Charges
Wealth Management
Net Interest Margin
Net Income

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS



SBA GAIN ON SALE
GAIN ON SALE (MIL)
SOLD VOLUME (MIL)
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$8
$7
$6
$5
$4
$3
$2
$1
$0
0.6
0.8
3.3
2.4
7.5
2011
2012
2013
2014
2015
SBA Gains
Loan Volume



KEY INITIATIVES

Become a Top-Quartile, Independent Financial Services Company

- **Increase** profitability through ongoing diversification of revenue streams
- **Strengthen** penetration in all markets served
- **Expand** product service utilization by new and existing customers
- **Deliver** gains in operational excellence
- **Sustain** asset quality

STRENGTHEN MARKET PENETRATION

IN ALL MARKETS SERVED


MICHIGAN
MONROE
Toledo 16%
STEUBEN
WILLIAMS
FULTON
LUCAS
DEFIANCE
WOOD
ALLEN
PAULDING
SENECA
Ft. Wayne 23%
HANCOCK
ALLEN
INDIANA
OHIO
Columbus 22%
FRANKLIN

STRENGTHEN MARKET PENETRATION

IN ALL MARKETS SERVED



MORTGAGE GAIN ON SALE/VOLUME
MORTGAGE GAIN ON SALE (MIL)
$5
$5
$4
$4
$3
$3
$2
$2
$1
$1
$0
MORTGAGE VOLUME (MIL)
$350
$300
$250
$200
$150
$100
$50
$0
$220
$333
$249
$220
$323
2011
2012
2013
2014
2015
NW Ohio
Columbus
Findlay
Total $ Originations

STRENGTHEN MARKET PENETRATION

BALANCE SHEET STRENGTH & DIVERSITY

TOTAL ASSETS = $773 MILLION


Cash & Due 3%
Other 9%
Securitie s 13%
Loans (Net) 75%

LOAN PORTFOLIO = $558 MILLION


Comsumer & Other 2%
C&I 16%
Commercial RE 43%
Agriculture 8%
1-4 Family 23%
HELOC 8%

Loan to Deposit December 2015 – 95%
Top Quartile Performance

STRENGTHEN MARKET PENETRATION

DEPOSIT MIX: STRONG LOCAL PRESENCE



Capital
11%
Other
1%
Borrowings
8%
Deposits
80%

DEPOSIT PORTFOLIO = $586 MILLION



Non-
Interest
19%
Time
27%
NOW
22%
MMDA
18%
Savings
14%

Transactional deposits = 73% of total deposits

Weighted average cost of deposits = 34 bps

Data as of 12/31/2015


CONTRACT

KEY INITIATIVES

Become a Top-Quartile, Independent Financial Services Company

- **Increase** profitability through ongoing diversification of revenue streams
- **Strengthen** penetration in all markets served
- **Expand** product service utilization by new and existing customers
- **Deliver** gains in operational excellence
- **Sustain** asset quality

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS


PRODUCTS AND HOUSEHOLDS
PRODUCTS & SERVICES
HOUSEHOLDS
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
71,240
73,665
75,756
75,154
76,847
24,012
24,659
25,490
25,381
26,076
2011
2012
2013
2014
2015
Products & Services
Households

Increase in total number of **products** from 2011 to 2015--8%
Increase of **households** from 2011 to 2015—9%

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS



REFERRALS/NEW BUSINESS
REFERRALS
NEW BUSINESS (MIL)
3,500
2,800
2,100
1,400
700
0
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$64.8
$78.3
$59.9
$48.0
$61.9
2,328
839
2,158
954
2,683
1,100
1,920
909
2,182
1,099
2011
2012
2013
2014
2015
Gross
Closed
New Business



KEY INITIATIVES

Become a Top-Quartile, Independent Financial Services Company

- **Increase** profitability through ongoing diversification of revenue streams
- **Strengthen** penetration in all markets served
- **Expand** product service utilization by new and existing customers
- **Deliver** gains in operational excellence
- **Sustain** asset quality

DELIVER GAINS IN OPERATIONAL EXCELLENCE


NONINTEREST EXPENSE
35000
30000
25000
20000
15000
10000
5000
0
NONINTEREST EXPENSE
5%
4%
3%
2%
1%
0%
NIE/AVG. ASSETS
4.7%
4.3%
4.1%
3.9%
3.7%
30,253
27,484
26,511
25,957
26,927
2011
2012
2013
2014
2015
Noninterest Expense
NIE/Avg. Assets

- Noninterest Expense down 11% from 2011

DELIVER GAINS
IN OPERATIONAL EXCELLENCE

ELECTRONIC TRANSACTION /IN-STORE TRANSACTIONS



ELECTRONIC TRANSACTIONS PER YEAR (000'S)
4,750
3,800
2,850
1,900
950
0
1,400
1,200
1,000
800
600
400
200
0
IN-STORE TRANSACTIONS PER YEAR (000'S)
59% INCREASE SINCE 2009
2009
2010
2011
2012
2013
2014
2015
Electronic Transactions
In-Store Transactions

- Acceleration of electronic transactions versus in-store transactions

DELIVER GAINS
IN OPERATIONAL EXCELLENCE


MORTGAGE SERVICING PORTFOLIO
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$ OF LOANS ($000s)
6,000
4,500
3,000
1,500
0
NUMBER OF LOANS
3,161
3,988
4,549
4,950
5,632
$402,062
$528,086
$605,993
$665,710
$772,633
2011
2012
2013
2014
2015
Servicing Portfolio
Number of Loans Serviced



KEY INITIATIVES

Become a Top-Quartile, Independent Financial Services Company

- **Increase** profitability through ongoing diversification of revenue streams
- **Strengthen** penetration in all markets served
- **Expand** product service utilization by new and existing customers
- **Deliver** gains in operational excellence
- **Sustain** asset quality

SUSTAIN ASSET QUALITY


NON-PERFORMING ASSETS / TOTAL ASSETS
PERCENTAGE
3.50
2.80
2.10
1.40
0.70
0.00
2.66
2.77
2.26
1.91
1.41
1.88
1.69
1.40
1.26
1.07
1.60
1.40
1.14
0.92
1.15
2011
2012
2013
2014
2015
SBFG
Peer Group Median*
Top Quartile*

* Peer group consists of SNL 2015 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.05 billion.

SUSTAIN ASSET QUALITY



NCOs/AVG. LOANS
0.90%
0.68%
0.45%
0.23%
0.00%
2011
2012
2013
2014
2015
SBFG
Peer Median*
Top Quartile*

* Peer group consists of SNL 2015 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.05 billion.


US Dollar

KEY INITIATIVES

Become a Top-Quartile, Independent Financial Services Company

- **Increase** profitability through ongoing diversification of revenue streams
- **Strengthen** penetration in all markets served
- **Expand** product service utilization by new and existing customers
- **Deliver** gains in operational excellence
- **Sustain** asset quality

SB FINANCIAL GROUP

SBFG STOCK HISTORY

TABLE 1.2
SB FINANCIAL GROUP, INC.
Daily Stock Price and Volume Graph from 12/31/2011 to 03/18/2016

Stock Price Comparison Since 12/31/11



$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
Stock Price ($)
150,000
120,000
90,000
60,000
30,000
0
Daily Volume
SBFG High Closing Price = $11.48 (06/02/2015)
SBFG Low Closing Price = $2.63 (12/31/2011)
12/30/11
3/30/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15

- SBFG
- SBFG Peer Group
- SNL Bank Index
- SNL Midwest Bank Index

Closing Price as of 03/18/16:	$10.55
52 Week High Trading Price:	$11.87
52 Week Low Trading Price:	$9.51
1-Year Average Monthly Volume:	98,074
Average Monthly Volume/Shares Outstanding:	2.01%

% Stock Price Change Since	
12/31/2012	62.1%
12/31/2013	33.9%
12/31/2014	12.2%
12/31/2015	-5.3%

Note: 52-Week High and Low Closing Price based on intra-day trading.
Source: SNL Financial

LARGE BANKS TRADE AT (SIGNIFICANT) PREMIUMS TO SMALLER BANKS



250.0
225.0
200.0
175.0
150.0
125.0
100.0
75.0
P/TBV (%)
Larger than $1B
Smaller than $1B
1/2/2008
3/2/2008
5/2/2008
7/2/2008
9/2/2008
11/2/2008
1/2/2009
3/2/2009
5/2/2009
7/2/2009
9/2/2009
11/2/2009
1/2/2010
3/2/2010
5/2/2010
7/2/2010
9/2/2010
11/2/2010
1/2/2011
3/2/2011
5/2/2011
7/2/2011
9/2/2011
11/2/2011
SNL U.S. Bank $250M-$500M
SNL U.S. Bank $500M-$1B
SNL U.S. Bank $1B-$5B
SNL U.S. Bank $5B-$10B

Source: SNL Financial; Data through 12/31/2015

SB FINANCIAL GROUP, INC.

MARK A. KLEIN – CHAIRMAN, PRESIDENT AND CEO

ANTHONY V. COSENTINO – EVP AND CFO